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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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
           NEW JERSEY                        0-19777                     22-3103129
(State or other jurisdiction of     (Commission File Number)           (IRS Employer
         incorporation)                                            Identification Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

      On May 30, 2006, DUSA Pharmaceuticals, Inc. ("DUSA") and PhotoCure ASA ("PhotoCure") entered into a patent license agreement whereby DUSA grants a non-exclusive license to PhotoCure under the patents DUSA licenses from PARTEQ, the licensing arm of Queens University, Kingston, Ontario Canada for esters of aminolevulinic acid ("ALA"). ALA is the active ingredient in DUSA's Levulan(R) products. Furthermore, DUSA grants a non-exclusive license to PhotoCure for its existing formulations of its Hexvix(R) and Metvix(R) (known in the United States as Metvixia(R)) products for any DUSA patents that may issue or be licensed by DUSA in the future. PhotoCure is obligated to pay royalties to DUSA, including a prepaid royalty due on June 1, 2006 in the amount of One Million Dollars ($1,000,000), on net sales of its products to the extent they are covered by a DUSA patent. The prepaid royalty is non-refundable. Until June 1, 2008, the license for Metvixia in the United States is limited to certain activities relating to PhotoCure's actinic keratoses and basal cell carcinoma indications. Subject to early termination rights by either party for cause, or by DUSA in the case of PhotoCure's bankruptcy, the term of the agreement expires when all royalty periods have terminated which is currently expected to be September 22, 2016, the latest date of expiration of DUSA's patents. PhotoCure has the right to grant sublicenses under certain conditions.

ITEM 8.01 - OTHER EVENTS.

      DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on May 31, 2006 reporting the entry of a patent license agreement with PhotoCure ASA ("PhotoCure") for a worldwide license under DUSA's patents limited to ALA esters. The press release is filed with this report as Exhibit 99.

      Except for historical information, this report, including the exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the payment of royalties and the expected term of the agreement. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation penetration of the market by PhotoCure or its sublicensees, maintenance of our patent portfolio, and other risks and uncertainties identified in DUSA's filings with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended December 31, 2005.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

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Item No.     Description

99           Press Release, dated May 31, 2006
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUSA PHARMACEUTICALS, INC.


Dated: June 2, 2006                         By: /s/ D. Geoffrey Shulman
                                               ---------------------------------
                                               D. Geoffrey Shulman, MD, FRCPC
                                               Chairman of the Board and Chief
                                               Executive Officer

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                                  EXHIBIT INDEX
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
Item No.   Description

99         Press Release, dated May 31, 2006
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